UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2021

NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana Street, Suite 3900, Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 574-1880
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07        Submission of Matters to a Vote of Security Holders.

On June 15, 2021, NextDecade Corporation (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”).  The matters voted upon and the results of the voting at the Annual Meeting were as follows:

Proposal 1:  The election of four Class A directors to serve on the Company’s board of directors (the “Board”) for terms of three years or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal, and to elect one Class C director, previously elected by the Board, to serve the remainder of his term as a Class C director ending in 2023 or until his successor is duly elected and qualified or until the earlier of his death, resignation or removal.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Matthew K. Schatzman - Class A director	119,192,650	227,773	51,453	2,991,247
Taewon Jun - Class A director	119,103,885	316,508	51,483	2,991,247
Avinash Kripalani - Class A director	118,112,928	1,306,225	52,723	2,991,247
William Vrattos - Class A director	115,143,998	4,275,149	52,728	2,991,247
Edward Andrew Scoggins, Jr. - Class C director	119,359,038	60,707	52,131	2,991,247

Proposal 2:  Approval of the potential issuance of a number of shares of the Company's common stock greater than 19.99% of outstanding common stock that may be issued (i) upon conversion of all of the shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”) issued or that may be issued under the Company's Certificate of Designations of Series C Convertible Preferred Stock, including upon the conversion of dividends paid-in-kind as shares of Series C Preferred Stock, and (ii) upon the exercise of warrants issued in connection with the Series C Preferred Stock, in compliance with Nasdaq Stock Market Rule 5635(d).

For	Against	Abstain	Broker Non-Votes
115,254,377	72,496	14,337	2,991,247

Proposal 3:  Approval of an amendment to the Amended and Restated NextDecade Corporation 2017 Omnibus Incentive Plan to increase the maximum number of shares available under such plan and remove certain individual limits on shares issuable under such plan during a calendar year.

For	Against	Abstain	Broker Non-Votes
118,081,997	1,376,980	12,899	2,991,247

Proposal 4:  Advisory vote on the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
119,248,989	217,207	5,680	2,991,247

Proposal 5:  Non-binding, advisory vote on the frequency of future advisory votes on the compensation paid to the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
119,279,829	4,326	35,597	152,124	2,991,247

Proposal 6:  Ratification and approval of the reappointment of Grant Thornton LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
122,380,730	31,770	50,623	0

Item 9.01.            Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Amendment of the NextDecade Corporation 2017 Omnibus Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2021

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel